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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 1999

                              LAMONTS APPAREL, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   0-15542                  #75-2076160
 (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification Number)

               12413 Willows Road N.E., Kirkland, Washington 98034
                    (Address of Principal Executive Offices)

                                 (425) 814-5700
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5 - OTHER EVENTS.

         Lamonts Apparel, Inc. and certain financial institutions and BankBoston, N.A., as agent, have entered into a Seventh Amendment, dated October 13, 1999, to the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement, dated September 26, 1997. Among other things, the Seventh Amendment provides for (i) renewal of the revolving credit facility through January 31, 2002, (ii) extension of the term loan through January 31, 2001 with an option to further extend the term loan to January 31, 2002 if certain requirements are met, (iii) an increase in the working capital facility to a maximum of $38.0 million in the months of October and November to accommodate seasonal inventory requirements, and (iv) changes in the borrowing base formula to allow Lamonts to borrow up to 70 percent of eligible inventory from January 15th through June 30th and up to 65 percent of eligible inventory from July 1st through January 14th. Immediately prior to entering into the Seventh Amendment, BankBoston assigned its interest as a lender under the revolving credit facility and the term loan to its affiliate, BankBoston Retail Finance, Inc. However, BankBoston will continue to serve as agent under the credit facility.

         As a result of the extension of the term loan, Lamonts anticipates that it will reclassify approximately $9.7 million of its current liabilities as long-term debt. This reclassification would reduce approximately 45% of Lamonts' working capital deficit of $21.5 million as of July 31, 1999, included in the Prospectus Supplement dated September 20, 1999.

         The foregoing summary of certain provisions of the Seventh Amendment is qualified in its entirety by reference to the full text of the Seventh Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. Reference is also made to (i) the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement dated September 26, 1997 among the Company, certain financial institutions and BankBoston, as agent (the "Loan Agreement"), filed as Exhibit 10.27 of Quarterly Report on Form 10-Q of the Company as filed with the Commission on December 16, 1997, (ii) the First Amendment dated January 8, 1998 to the Loan Agreement, filed as Exhibit 10.24 of Quarterly Report on Form 10-Q filed with the Commission on December 16, 1998,
(iii) the Second Amendment dated April 1, 1998 to the Loan Agreement, filed as
Exhibit 10.25 of Quarterly Report on Form 10-Q of the Company as filed with the Commission on December 16, 1998, (iv) the Third Amendment dated September 23, 1998 to the Loan Agreement, filed as Exhibit 10.26 of Quarterly Report on Form 10-Q of the Company as filed with the Commission on December 16, 1998, (v) the Fourth Amendment dated April 13, 1999 to the Loan Agreement, filed as Exhibit
10.19 of Annual Report on Form 10-K of the Company as filed with the Commission on April 30, 1999, (vi) the Fifth Amendment dated July 9, 1999 to the Loan Agreement, filed as Exhibit 10.28 of Quarterly Report on Form 10-Q of the Company as filed with the Commission on September 14, 1999, and (vii) the Sixth Amendment dated July 31, 1999 to the Loan Agreement, filed as Exhibit 10.29 of Quarterly Report on Form 10-Q of the Company as filed with the Commission on September 14, 1999.

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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits:

          Exhibit No.       Description of Exhibit
          -----------       ----------------------

              10.1 Seventh Amendment dated October 13, 1999 to Amended and Restated Debtor in Possession and Exit Financing Loan Agreement dated September 26, 1997 among the Registrant, certain financial institutions and BankBoston, as agent.

              99.1     Press Release issued by the Company on October 12, 1999.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]





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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         Registrant:      LAMONTS APPAREL, INC.

Date: October 22, 1999                    BY:  /s/ Debbie A. Brownfield
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                                          Debbie A. Brownfield
                                          Executive Vice President,
                                          Chief Financial Officer, Treasurer,
                                          and Secretary



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